UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

September 10, 2008

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

FRESENIUS KABI PHARMACEUTICALS HOLDING, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-34172	98-0589183
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

Else-Kroener-Strasse 1

61352 Bad Homburg v.d.H.

Germany

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

+49 (6172) 608 0

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

NOT APPLICABLE

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In connection with the acquisition of APP Pharmaceuticals, Inc. (“APP”) by Fresenius Kabi Pharmaceuticals Holding, Inc. (the “Company”) pursuant to the Merger (as described below), on September 10, 2008, the Company entered into the Contingent Value Rights Agreement with The Bank of New York Trust Company, N.A., as trustee, and The Bank of New York Mellon, as paying agent and security registrar (the “CVR Agreement”). The description of the Contingent Value Rights included under the caption “Description of the CVRs” in the Company’s Registration Statement on Form S-4 (Registration No. 333-152690), filed on August 1, 2008 pursuant to the Securities Act of 1933, as amended and supplemented (the “Form S-4”), is incorporated by reference herein. The CVR Agreement is filed as an exhibit to the Company’s Report on Form 8-A filed on September 10, 2008.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 10, 2008, the Company completed the merger (the “Merger”) contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated July 6, 2008, among Fresenius SE (“Fresenius”), a societas europaea organized under the laws of Germany, the Company, an indirect, wholly-owned subsidiary of Fresenius, Fresenius Kabi Pharmaceuticals, LLC, a direct, wholly-owned subsidiary of the Company, and APP. Following completion of the Merger, APP is a direct wholly-owned subsidiary of the Company. APP is a fully-integrated pharmaceutical company that develops, manufactures and markets injectable pharmaceutical products with a primary focus on the oncology, anti-infective, anesthetic/analgesic and critical care markets. APP offers one of the most comprehensive product portfolios used in hospitals, long-term care facilities, alternate care sites and clinics within North America and manufactures a comprehensive range of dosage formulations.

At the effective time of the Merger, each outstanding share of common stock of APP and certain stock options and restricted stock units of APP were converted into the right to receive $23.00 in cash, without interest, and one Contingent Value Right (“CVR”), issued by the Company and representing the right to receive a cash payment, without interest, of up to $6.00, as determined in accordance with the terms of the CVR Agreement. A total of $3,730,419,320.92 in cash was paid and 163,251,906 CVRs were issued as consideration for the Merger.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On September 10, 2008, the Company issued 163,251,906 CVRs. The information set forth in Item 1.01 above is incorporated by reference in this Item 2.03.

In connection with the Merger, on September 10, 2008, Fresenius and certain subsidiaries and affiliates of the Company entered into a credit agreement with Deutsche Bank AG, London Branch, as administrative agent, Deutsche Bank AG, London Branch, Credit Suisse, London Branch, and J.P. Morgan plc, as arrangers and book running managers, and the other lenders party thereto (the “Senior Credit Facilities Agreement”) and a bridge credit agreement with Deutsche Bank AG, London Branch, as the administrative agent, Deutsche Bank AG, London Branch, Credit Suisse, London Branch, and J.P. Morgan plc, as arrangers and book running managers, and the other lenders party thereto (the “Bridge Facility Agreement”). The description of the Senior Credit Facilities Agreement and the Bridge Facility Agreement included under the caption “The Merger – Financing of the Merger” in the Form S-4 is incorporated by reference herein.

Pursuant to the Senior Credit Facilities Agreement, certain subsidiaries and affiliates of the Company entered into intercompany loans (the “Senior Intercompany Loans”), the amount, maturity and other financial terms of which correspond to those applicable to certain loans provided under the Senior Credit Facilities Agreement. The Senior Intercompany Loans are guaranteed by the Company and certain affiliates and subsidiaries of the Company and secured by assets of the Company and certain affiliates and subsidiaries of the Company. The Senior Intercompany Loans provide for an event of default and acceleration if there is an event of default and acceleration under the Senior Credit Facilities Agreement, but acceleration of the Senior Intercompany Loans may not occur prior to acceleration of the loans under the Senior Credit Facilities Agreement.

Pursuant to the Bridge Facility Agreement, the Company entered into an intercompany loan (the “Bridge Intercompany Loan”) with an affiliate of the Company, the amount, maturity, and other financial terms of which correspond to those applicable to the loans provided under the Bridge Facility Agreement. The Bridge Intercompany Loan is guaranteed by certain affiliates and subsidiaries of the Company and secured by assets of the Company and certain affiliates and subsidiaries of the Company. The Bridge Intercompany Loan provides for an event of default and acceleration if there is an event of default and acceleration under the Bridge Facility Agreement, but acceleration of the Bridge Intercompany Loan may not occur prior to acceleration of the loans under the Bridge Facility Agreement.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective September 10, 2008, Fresenius Kabi Aktiengesellschaft, the sole stockholder of the Company, appointed Patrick Soon-Shiong, M.D., to the Company’s board of directors. The Company has agreed to take all reasonably necessary actions to appoint and maintain Dr. Soon-Shiong, age 54, as a member of the board of directors through June 30, 2011 under the terms of a consulting agreement (the “Consulting Agreement”), dated July 6, 2008, between the Company and Dr. Soon-Shiong, filed as Exhibit 10.3 to the Form S-4. Except for the transactions contemplated by the Merger Agreement and the Consulting Agreement as disclosed in the Form S-4, there have been no transactions since the Company’s date of organization, or any proposed transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000 and in which Dr. Soon-Shiong, or any member of his immediate family, has or will have a direct or indirect material interest.

Effective September 10, 2008, the sole stockholder of the Company appointed Michael D. Blaszyk, age 54, to the Company’s board of directors to serve until the next annual meeting of stockholders. Mr. Blaszyk has also been appointed to serve on the audit committee of the board of directors.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

Effective September 10, 2008, the certificate of incorporation of the Company was amended to delete a provision which gave the directors the power to make, alter, amend, change, add to or repeal the by-laws of the Company. As a result, only stockholders of the Company have this power. A copy of the amended and restated certificate of incorporation of the Company is filed as Exhibit 3.1 hereto.

Effective September 10, 2008, the by-laws of the Company were amended. The following description of the amendments to the Company’s by-laws is not complete and is qualified in its entirety by reference to the Company’s amended and restated by-laws, a copy of which is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Section 3.1 of the by-laws was amended to provide that the number and term of office of directors shall be fixed from time to time exclusively by a vote of stockholders. Prior to the amendment, the by-laws provided that the number of directors and term of office was fixed by the board of directors. Section 3.1 of the by-laws was also amended to provide that the board of directors of the Company shall consist of not less than three nor more than ten members. Section 3.1 of the by-laws was also amended to provide that each director shall be elected by a plurality of the votes cast at each annual meeting of stockholders or any duly called special meeting of stockholders.

Section 3.2 of the by-laws was amended to provide that vacancies on the board of directors or any committee thereof arising through death, resignation, retirement, disqualification, removal, an increase in the number of directors constituting the board of directors or such committee or otherwise may be filled only by a plurality of the votes cast by the stockholders at an annual or duly called special meeting. Prior to the amendment, the by-laws provided that any such vacancy was to be filled by a majority of the directors then in office or by a sole remaining director.

Section 4.2 of the by-laws was amended to provide that (i) the stockholders may elect a chairman of the board of directors, who shall hold such office for such term and shall exercise such powers and perform such duties as shall be assigned from time to time by the by-laws or by the stockholders; (ii) the chairman shall hold office until his successor is elected and qualified, or until his earlier death, resignation or removal; (iii) the chairman may be removed at any time by the stockholders; and (iv) any vacancy occurring in any office may be filled exclusively by the stockholders. Section 4.2 of the by-laws was also amended to provide that the chairman of the board of directors, if there be one, shall preside at all meetings of the stockholders and of the board of directors.

Section 9.1 of the by-laws was amended to delete the provision which gave the board of directors the ability to alter, amend or repeal, in whole or in part, the by-laws, or adopt new by-laws. As a result, any such amendments to the by-laws must be approved by the holders of a majority of the outstanding capital stock entitled to vote thereon.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

Financial Statements of APP pursuant to Rule 3-05 of Regulation S-X were previously incorporated by reference in the Form S-4. Pursuant to General Instruction B.3 of Form 8-K these Financial Statements are not additionally reported herein.

(b)	Pro Forma Financial information.

Pro Forma Financial Statements of the Registrant pursuant to Article 11 of Regulation S-X were previously reported under the caption “Unaudited Pro Forma Consolidated Financial Statements” in the Form S-4. Pursuant to General Instruction B.3 of Form 8-K these Pro Forma Financial Statements are not additionally reported herein.

(d)	Exhibits.

3.1	Amended and Restated Certificate of Incorporation of Fresenius Kabi Pharmaceuticals Holding, Inc.

3.2	Amended and Restated By-Laws of Fresenius Kabi Pharmaceuticals Holding, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESENIUS KABI PHARMACEUTICALS HOLDING, INC.

(REGISTRANT)

By:	/s/ Richard Maroun
Name:	Richard Maroun
Title:	Secretary, Fresenius Kabi Pharmaceuticals Holding, Inc.

Dated: September 16, 2008

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Fresenius Kabi Pharmaceuticals Holding, Inc.

3.2	Amended and Restated By-Laws of Fresenius Kabi Pharmaceuticals Holding, Inc.